German American Symbol: GABC February 15, 2023 KBW Winter Financial Services Conference

Presented By 2 D. Neil Dauby, President and Chief Executive Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, Sr. EVP, COO and CFO (812) 482-0718 brad.rust@germanamerican.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2021 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $6.2 Billion Total Banking Assets • $2.3 Billion Investment and Trust Assets Under Management • $72 Million Annual Insurance Premiums • ~ 865 Team Members • 77 Banking Offices 4

History of Superior Financial Performance

- Eleven Consecutive Years of Increased Dividends
- Twelve of the past Thirteen Years of Improved Earnings Performance
- Double-Digit Return on Equity for 18 Consecutive Fiscal Years
- KBW/Stifel 2010 thru 2022 Bank Honor Roll Recipient
- Raymond James 2012-2017 and 2019-2021 Community Bankers Cup Recipient
- Piper Sandler Small Cap All-Star 2012-2013 and 2019-2020
- Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly-traded Companies)
- Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018
- Newsweek Best Banks in America (Indiana) 2020 & 2021

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FINANCIAL TRENDS 6

$3,929 $4,398 $4,978 $5,609 $6,156 1.38% 1.43% 1.32% 1.57% 1.26% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Millions) Total Assets Return on Average Assets 1.47% * 7 * Based on Adjusted Net-Income, which is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for additional information, including a reconciliation to the comparable GAAP financial measure.

$2,728 $3,077 $3,088 $3,004 $3,785 78% 80% 82% 81% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 $3,500 $3,750 $4,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 8

Total Loans $3,784.9 million Loan Portfolio Composition as of December 31, 2022 9 Construction & Development Loans, $363.9 million, 10% Agricultural Loans, $425.2 million, 11% Commercial & Industrial Loans, $622.8 million, 16% Commercial Real Estate Owner Occupied, $463.8 million, 12% Commercial Real Estate Non-Owner Occupied, $913.3 million, 24% Multi-Family Residential Properties, $289.0 million, 8% Consumer Loans , $66.9 million, 2% Home Equity Loans, $280.9 million, 7% Residential Mortgage Loans, $359.1 million, 10%

0.34% 0.33% 0.44% 0.26% 0.23% 0.45% 0.45% 0.52% 0.34% 0.29% * 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 Non-Performing Assets to Total Assets GABC Peer Group 10 *Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data as of 9/30/22

$3,073 $3,430 $4,107 $4,744 $5,350 81% 82% 88% 93% 92% $(500) $500 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 11

Non-Interest Bearing Demand, $ 1,691.8 million, 32% Interest Bearing Demand, Savings & Money Market, $ 3,229.8 million, 60% Time Deposits, $ 428.5 million, 8% Deposit Composition as of December 31, 2022 Total Deposits $5,350.1 million 12 Year Cost of Deposits Cost of Funds 2018 0.50% 0.61% 2019 0.72% 0.83% 2020 0.35% 0.44% 2021 0.11% 0.19% 2022 0.24% 0.31%

$459 $574 $625 $668 $558 14.82% 14.98% 13.46% 16.38% 19.51% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Millions) Total Shareholders’ Equity Return on Average Tangible Equity 13 *Based on Adjusted Net-Income, which is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for additional information, including a reconciliation to the comparable GAAP financial measure. 22.87% *

$114,610 $145,225 $155,243 $160,830 $200,584 3.75% 3.92% 3.63% 3.31% 3.45% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $- $50,000 $100,000 $150,000 $200,000 $250,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent) 14

$2,070 $5,325 $17,550 $(6,500) $6,350 $50 0.08% 0.17% 0.08% 0.11% 0.06% $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/22 (Dollars in Thousands) Provision for Credit Losses Net Charge-off to Average Loans (As Adjusted *) 15 *Adjusted Provision for Credit Losses is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for additional information, including a reconciliation to the comparable GAAP financial measure.

$37,070 $45,501 $54,474 $59,462 $59,133 24% 24% 26% 27% 23% 10% 20% 30% 40% 50% 60% 70% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 16

17 Wealth Management Fees, $10.1, 17% Service Charges on Deposit Accounts, $11.5, 19% Insurance Revenues, $10.0, 17% Interchange Fee Income, $15.8, 27% Other Operating Income, $7.3, 12% Net Gains on Sales of Loans, $3.8, 7% Net Gains on Sales of Securities, $0.6, 1% Non-Interest Income as of December 31, 2022 Total Non-Interest Income $59.1 million (Dollars in Millions)

$93,553 $114,162 $117,123 $124,007 $154,191 $141,868 60.6% 59.0% 55.0% 55.1% 57.9% 53.3% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/22 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio * (As Adjusted *) 18 * Adjusted Non-Interest Expense is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for additional information, including a reconciliation to the comparable GAAP financial measure.

$46,529 $59,222 $62,210 $84,137 $81,825 $95,922 $1.99 $2.29 $2.34 $3.17 $2.78 $3.26 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/22 Net Income & Earnings Per Share Earnings Per Share (As Adjusted *) 19 * Adjusted Net-Income and adjusted Earnings per Share are non-GAAP financial measures. Refer to “Use of Non- GAAP Financial Measures” for additional information, including a reconciliation to the comparable GAAP financial measure.

Expands German American’s market share position in the attractive Louisville, Kentucky MSA • Enhanced market share to a top-10 overall market share position in a major metro market • Increased German American’s deposit market share rank to top 5 of banks with less than $20 billion in assets (1) • Positions German American in fast-growing markets along the I-64, I-65 and I-71 Interstate corridors • Further expands German American’s Kentucky footprint following previous acquisitions in the growing Owensboro, Kentucky and Bowling Green, Kentucky MSA markets Attractive Addition to German American Franchise Effective January 1, 2022 GABC CUB Pro Forma Branch Map 20 Completed M & A- Citizens Union Bank (1) Source: SNP Global Capital IQ

WHY INVEST IN GABC? 21

22 Why Invest in GABC? $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 $3.26 GABC Earnings Per Share Growth * As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 ** (As Adjusted) ** Adjusted Earnings per Share is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measure” for additional information, including a reconciliation to the comparable GAAP financial measure.

23 $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 GABC Dividends Per Share Growth Why Invest in GABC? As of 12/31 for years shown * *Dividends per share adjusted for 3-for-2 stock split completed in 2017

Why Invest in GABC 24 • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Organic Growth Opportunities within New Market Areas – Small MSA and Large Major Metro • Existing Platform for Continuous Improvement and Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity • Long Term Focus and Investment in Digital Optimization and Delivery

USE OF NON-GAAP MEASURES 25 The accounting and reporting policies of German American Bancorp, Inc. (the “Company”) conform to U.S. generally accepted accounting principles (“GAAP”) and general practices within the banking industry. As a supplement to GAAP, the Company has provided certain, non-GAAP financial measures, which it believes are useful because they assist investors in assessing the Company’s operating performance. Specifically, the Company has presented its provision for credit losses, non-interest expense, net income, earnings per share, efficiency ratio, return on average assets and return on average tangible equity on an as adjusted basis for the year ended December 31, 2022 to reflect the exclusion of the following items related to the CUB merger: (1) the Current Expected Credit Losses (“CECL”) “Day 1” provision expense for acquired loans that have only insignificant credit deterioration (i.e., non-PCD loans), and (2) non-recurring acquisition- related expenses. Management believes excluding such items from these financial measures may be useful in assessing the Company’s underlying operational performance since the merger transaction does not pertain to its core business operations and exclusion may facilitate better comparability between periods. In addition, management believes that excluding non-recurring acquisition-related expenses and the CECL Day 1 non-PCD provision expense such measures may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items may enhance comparability for peer comparison purposes. Although intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

USE OF NON-GAAP MEASURES 26 Non-GAAP Reconciliation Dollars in Thousands, except per share amounts Year Ended 12/31/2022 Adjustments1 Adjusted 12/31/22 Total Revenue $ 259,717 $ - $ 259,717 Provision for Credit Losses Expense 6,350 (6,300) 50 Non-interest Expense 154,191 (12,323) 141,868 Income Before Income Taxes 99,176 18,623 117,799 Income Tax Expense 17,351 4,526 21,877 Net Income $ 81,825 $ 14,097 $ 95,922 Weighted Average Shares Outstanding 29,464,591 - 29,457,396 Earnings Per Share $ 2.78 $ 0.48 $ 3.26 Total Revenue (tax equivalent) $ 266,412 $ - $ 266,412 Non-interest Expense 154,191 (12,323) 141,868 Efficiency Ratio2 57.9% 53.3% Net Income $ 81,825 $ 14,097 $ 95,922 Average Assets $ 6,514,030 $ - $ 6,514,030 Return on Average Assets 1.26% 1.47% Net Income $ 81,825 $ 14,097 $ 95,922 Average Tangible Equity $ 419,358 $ - $ 419,358 Return on Average Tangible Equity 19.51% 22.87% 1 The Provision for Credit Losses adjustment reflects the initial increase in allowance for credit losses required on acquired non-PCD loans through the provision for credit losses as a result of the completion of the CUB merger. The Non-interest Expense adjustment reflects non-recurring acquisition-related expenses for the completed CUB merger. 2 Efficiency Ratio is defined as Non-interest Expense divided by the sum of Net Interest Income, on a tax equivalent basis, and Non-interest Income

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